May 13, 2009 MasterCard Incorporated 2009 Investment Community Meeting Exhibit 99.1

2 May 13, 2009 2009 Investment Community Meeting
Today’s presentation may contain, in addition to historical information, forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.
These forward-looking statements are based on our current
assumptions, expectations and projections about future events which reflect the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by our comments today.  You should review and consider the information contained in our filings with the
SEC regarding these risks and uncertainties.
MasterCard disclaims any obligation to publicly update or revise any forward-looking statements or information provided during today’s presentations.
Forward-Looking Statements

May 13, 2009 Strategic Overview 2009 Investment Community Meeting Robert W. Selander, President and Chief Executive Officer

4 May 13, 2009 2009 Investment Community Meeting Operating Environment Remaining Flexible and Adapting to the leveraging our strengths challenging environment &

5 May 13, 2009 2009 Investment Community Meeting
MasterCard GDV, Processed Transactions,
and Net Revenue Growth
* Net Revenue growth has been FX adjusted for the Euro and Real
0%
5%
10%
15%
20%
25%
Q2'08 Q3'08 Q4'08 Q1'09
GDV (LC) Processed Transactions Net Revenue*

175,040
(43,207)
(22,996)
108,837
1,927,355
$ 6,475,849
of these consolidated financial

6 May 13, 2009 2009 Investment Community Meeting
Managing for Top-Line Growth
and Bottom-Line Performance
•
Continuing to focus on expense reduction
–
Prudent management of G&A and A&M
–
Reorganization contributed to efficiencies
•
Maintaining a healthy balance sheet
•
Investing for the future

7 May 13, 2009 2009 Investment Community Meeting
Current Environment:
U.S. Consumer Spending
High Sensitivity
Home furnishings;
luxury retail; appliances
High Sensitivity
Home furnishings;
luxury retail; appliances
-20% to -27%
Medium Sensitivity
Airlines; hotels;
footwear; apparel
Medium Sensitivity
Airlines; hotels;
footwear; apparel
-10% to -20%
Low Sensitivity
Groceries; fast food;
telecomm; beverages;
drugstores
Low Sensitivity
Groceries; fast food;
telecomm; beverages;
drugstores
Flat to Positive
Source: MasterCard SpendingPulse, April 2009. A macro-economic indicator, SpendingPulse reports on national retail sales and is based on aggregate sales activity in the MasterCard payments network, coupled with estimates for all other payment forms, including cash and check. MasterCard SpendingPulse does not represent MasterCard financial performance. SpendingPulse is provided by MasterCard Advisors, the professional services arm of MasterCard Worldwide.

8 May 13, 2009 2009 Investment Community Meeting Current Environment: Payments Industry Customers facing a multitude of challenges Industry consolidation Increased competition

9 May 13, 2009 2009 Investment Community Meeting
Current Environment:
Regulatory/Legislative
Regulatory/legislative
developments
• Interim arrangement with
European Commission
• U.S. legislative
environment
• Dual issuance in Canada
Customers facing
a multitude of challenges
Industry consolidation
Increased competition

10 May 13, 2009 2009 Investment Community Meeting
Looking Ahead:
Economy and Payments Industry
•
Pace of decline slowing in U.S.
•
Economic conditions mixed outside of U.S.
•
Impact of stimulus packages still to come
•
Consolidation of banks likely to continue
•
Payments industry will continue to face challenges

11
May 13, 2009 2009 Investment Community Meeting
Dynamic Strategy
•
Remain flexible
•
Better mitigate threats
•
Take advantage of
opportunities earlier
•
Be more adaptive and agile
Helping us…
Industry trends and
forces at work
Tracking…
Utilizing
Scenario
Planning
Utilizing
Scenario
Planning

12 May 13, 2009 2009 Investment Community Meeting Customer-Focused Strategy Sensitive to cultural and regulatory differences Developing products and solutions for local markets

13 May 13, 2009 2009 Investment Community Meeting
International Markets U.S. Markets
Each region has a lead for:
Customers
Customer-Focused Strategy
Commerce
Development
Customer
Delivery
Products &
Solutions
APMEA Canada Europe LA/C United States

14
May 13, 2009 2009 Investment Community Meeting
Leveraging Our Strengths to
Capture Opportunities
Franchisor
Processor Advisor
•
Continued migration to
electronic payments
•
Technologically savvy
consumers/businesses
•
Opportunities in debit,
prepaid, affluent,
commercial, mobile
•
Growth in processed
transactions
•
Need for advisory
capabilities, particularly in
today’s environment

15
May 13, 2009 2009 Investment Community Meeting
Summary
Solid business model
Strong global diversification
Well positioned for the long term
Remaining Flexible and
Adapting to the
leveraging our strengths challenging environment
&

May 13, 2009 Fireside Chat 2009 Investment Community Meeting Chris McWilton, President, U.S. Markets Walt Macnee, President, International Markets

May 13, 2009 Global Products and Solutions 2009 Investment Community Meeting Gary Flood, President, Global Products and Solutions

18 May 13, 2009 2009 Investment Community Meeting
Core Products
Innovative Platforms
Network Products
MasterCard Advisors
Worldwide Marketing
& Communications
Organized and Aligned to Deliver
Franchisor
Processor Advisor
Impactful
Solutions

19 May 13, 2009 2009 Investment Community Meeting
Solving Customer and Market Needs
We fully understand our customers’ local, regional and
global needs — for today and tomorrow
Impactful
Solutions
Insights
Insights
People
People
Technology
Technology Brand
Brand

20 May 13, 2009 2009 Investment Community Meeting
Understanding the Opportunity
Displace
Cash and Checks
Displace
Cash and Checks
Focused on
ways to…
Total commercial card spend
to grow to $1.2T by 2011
5
More than 64 million
small businesses globally
6
Gen Y in the US average $100/week
in disposable income
7
US retail e-commerce sales
to grow to $203B by 2013
8
P2P
$456B Globally by 2010
3
Prepaid
$650B Globally by 2015
4
Smart phones will comprise 38%
of all mobile phones by 2011
1
Affluent households account for
47% of household income in the US
2
Sources:

eMarketer; 2009;

“The Affluent Market in the US,” Packaged Facts Apr 2007;

World Bank, 2009;

Boston Consulting Group/PSE Study, May 2008;

Euromonitor adjusted for
5% annual inflation, 2007;

Dun & Bradstreet, Market Insights, 2009;

“ Tough Customers, how to beat Gen Y,” Microsoft small business center, 2009;

“ eMarketer Revise
e-commerce Forecast, ” eMarketer, March 2009

21 May 13, 2009 2009 Investment Community Meeting
Trends We’re Tracking
CUSTOMER
CONSUMER/
COMMERCIAL
Cost containment
Portfolio optimization
International spend and remittance flows
Empowerment of youth
Spending power of underserved
All-in-one products & services
Technology advancements
Bank consolidation

22 May 13, 2009 2009 Investment Community Meeting
Setting Priorities, Investment Strategies
Insights
drive priorities
Commercial
Commercial
Affluent
Affluent
inControl
inControl
P2P
P2P
Mobile
Mobile
Prepaid
Prepaid PayPass
PayPass
E-commerce
E-commerce
Processing
Processing
Brand & Reputation
Brand & Reputation
Advisors
Advisors
Impactful
Solutions
Debit
Debit

23 May 13, 2009 2009 Investment Community Meeting
Managing Risk and Fraud
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
with Relevant
Insights…
Innovation
Portfolio
Optimization
The Market
Network
Technology
Into New
Segments
•
Benchmarking
•
Research
•
Predictive capabilities
•
Analytics

MasterCard
Worldwide

Leading

MasterCard
inControl

NOKIA
wave phone
over reader
barclaycard

24 May 13, 2009 2009 Investment Community Meeting
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
with Relevant
Insights
Network
Technology
Innovation…
Into New
Segments
The Market
Portfolio
Optimization
•
Mobile
•
Contactless
•
Controls for
businesses and
consumers
BarclayCard Orange
MasterCard inControl
™

25 May 13, 2009 2009 Investment Community Meeting
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
Partnering to Drive Results
with Relevant
Insights
Portfolio
Optimization…
Network
Technology
Innovation
Into New
Segments
The Market
•
Strategy definition
•
Partner selection
•
Operations set-up
•
Activation, usage & retention

26 May 13, 2009 2009 Investment Community Meeting
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
France Retail Innovation
with Relevant
Insights
Portfolio
Optimization
The Market…
Network
Technology
Innovation
Into New
Segments
•
Coordinated issuer &
merchant strategies
•
Differentiated products
•
Processing and acceptance
Canada Chip Migration

Leading

GOLD
BRED
5412 7534 5678 9123
MasterCard
TITANIUM
MasterCard

Barclaycard
Business
Business
5476 7612 3456 7890
MasterCard

27 May 13, 2009 2009 Investment Community Meeting
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
with Relevant
Insights
Portfolio
Optimization
The Market
Network
Technology
Into New
Segments…
Innovation
•
Emerging opportunity
•
Strong growth potential
•
Global leverage
•
Local execution
Exclusively for Women
Barclaycard UK Small Business

28 May 13, 2009 2009 Investment Community Meeting
Solving Today’s Needs and Paving the
Way for Tomorrow’s Opportunities
Network
Technology
with Relevant
Insights
Innovation
Portfolio
Optimization
The Market
Into New
Segments
Intelligent Ways to Grow
•
Wired for speed & reliability
•
Real-time processing
services
•
High-volume thresholds

Insights
People
Brand
Technology
Execution
Excellence

29 May 13, 2009 2009 Investment Community Meeting MasterCard successfully leverages its capabilities by deploying local and regional expertise and learnings worldwide.

May 13, 2009 Core Products 2009 Investment Community Meeting Tim Murphy, Group Executive, Core Products

MasterCard
Worldwide

MasterCard
WORLD
MASTERCARD

Debit MasterCard
bit MasterCard
tro
3456 7890 1234

travel
5412 7512 3412

31 May 13, 2009 2009 Investment Community Meeting
Core Products – Today’s Focus
Expand the
business by…
•
Driving meaningful differentiation
•
Delivering thought leadership and
deep product expertise
•
Executing disciplined product strategies
•
Integrating and aligning
around opportunities
Affluent Consumer Credit
Affluent Consumer Credit
Debit Debit
Prepaid Prepaid

32 May 13, 2009 2009 Investment Community Meeting
Affluent Consumer Credit
Leveraging the
equity in
Priceless
Leveraging the
equity in
Priceless
A priority for our customers
Sizable, growing, resilient
Core to growth in Asia, the
Middle East and Latin America
Customers are increasingly open
to partnering with MasterCard

33 May 13, 2009 2009 Investment Community Meeting
Affluent Consumer Credit
Our affluent strategy
is to build
flexible solutions that
drive true business value
to our financial institution customers.
Our affluent strategy
is to build
flexible solutions that
drive true business value
to our financial institution customers.
•
Revitalized World MasterCard program
•
Expansion of World Elite program
•
Building in global consistency and
local customization
•
Deliver value based on a deep
understanding of the consumer segments

34 May 13, 2009 2009 Investment Community Meeting Debit Debit is a rapidly growing non-cash global payment method.

May 13, 2009 2009 Investment Community Meeting
Emerging high-growth
(Central/Eastern Europe)
Grow volumes around acceptance,
education, activation and usage
Debit
Driving integrated strategies
market by market…
Continental Europe/SEPA
Expand Maestro, increase domestic
processing, deliver best-in-class features
Mature (UK and the Nordics)
Roll out Debit MasterCard,
retain Maestro
Europe

May 13, 2009 2009 Investment Community Meeting
Debit
Taking our game
to the next level…
U.S.
Executing our strategy to
grow the business
•
Optimize the franchise for debit
•
Secure the base / support
customer performance
•
Growing scale and share of
new business
•
Deliver unique products / value
propositions

May 13, 2009 2009 Investment Community Meeting
Prepaid
Prepaid is one of the
fastest growing
payment categories
for MasterCard.
Public
Sector
Public
Sector
Corporate
Programs
Corporate
Programs
Financial
Inclusion
Financial
Inclusion
Top three categories targeted…

MasterCard
Worldwide

DIRECTEXPRESS
Comerica Bank
DEBIT
5332 4812 3456 7890
5332
04/11
ACCOUNT/CARDHOLDER NAME
MasterCard

ELECTRONIC USE ONLY
POSTAMAT
Posteitaliane
0000 0000 0000 0000
5338
MasterCard

H&R BLOCK
emerald card
Debit
5412
12-09
YOUR NAME HERE
MasterCard

May 13, 2009 2009 Investment Community Meeting
Big Wins in Prepaid
One of the largest awarded social
benefits card programs
in Europe.
(Poste Italiane in Italy)
Largest consumer reloadable /
financial inclusion program
in the U.S. (H&R Block Bank)
Largest awarded public sector
benefits card opportunity
*
in the U.S.
(Social Security Administration & Comerica)
* Mercator

May 13, 2009 2009 Investment Community Meeting
Prepaid Travelex Win
World’s largest
foreign currency
prepaid card provider
prefers MasterCard’s…
Strong
Global Brand
Strong
Global Brand
Leadership
in Prepaid
Leadership
in Prepaid
Global
Processing
Capabilities
Global
Processing
Capabilities
Portfolio
Optimization
Expertise
Portfolio
Optimization
Expertise

May 13, 2009 2009 Investment Community Meeting
Advancing
MasterCard’s
strategy with…
Differentiation,
Thought Leadership,
and Integration
Advancing
MasterCard’s
strategy with…
Differentiation,
Thought Leadership,
and Integration
Core Products

May 13, 2009 Innovative Platforms 2009 Investment Community Meeting Joshua Peirez, Group Executive, Innovative Platforms

42 May 13, 2009 2009 Investment Community Meeting Today’s Discussion Approach to Innovation Demonstrating by Example Uses of Technology

43 May 13, 2009 2009 Investment Community Meeting
The Importance of Innovation
Our unique platforms give us
the ability to
add value to
every transaction.
Game-changing
innovations
move choice and control to the
hands of the consumer.
Technology innovations
deliver
new ways to connect consumers
with their payment accounts.
Innovating got us where
we are today, but today’s
innovations represent
tomorrow’s table stakes.

44 May 13, 2009 2009 Investment Community Meeting Our Product Development Approach We prefer to aim at where the target will be… not just where it is TODAY.

45 May 13, 2009 2009 Investment Community Meeting
Identifying Strengths and Capabilities
Real-time
access to data
Personalization
at the
account level
Fast payment
processing
Global
interoperability
Easy integration of
emerging channels
Greater
profitability
from existing
customers

MasterCard Worldwide

MasterCard
Worldwide
INNOVATIVE
SOLUTIONS
MasterCard
MoneySend™
MasterCard
inControl™

46 May 13, 2009 2009 Investment Community Meeting Building Best-in-Class Solutions Integrated Solutions Integrated Solutions

47 May 13, 2009 2009 Investment Community Meeting
Using Technology to Innovate
Build
leverage existing
resources and
network expertise
Acquire
gain functional
capabilities we
identify as a need
Partner
bring together
‘best of the breed’
technology providers

MasterCard Worldwide

Limited-Use Number
1
Web Interface
Physical Account

48 May 13, 2009 2009 Investment Community Meeting
Authorization Controls
Specific Specific
Merchants Merchants
Transaction Transaction
Limits Limits
Curfews Curfews Geography Geography
The Acquisition of Orbiscom
Routing Controls
Alert Controls
SMS/Email SMS/Email On Event On Event Forewarning Forewarning
Credit Debit Installment
Home Equity
Line-of-Credit
Issuers
Corporations
Cardholders

MasterCard Worldwide

PRICELESS
.COM
TELL US YOUR PRICELESS PICK
PRICELESS PICKS
PRICELESS TV
CARDS & SERVICES
EXTRAS
WORLD MASTERCARD
WORLD ELITE MASTERCARD
CARD FINDER
BILL PAY
MASTERCARD
BILL PAY
TELL A FRIEND
Convenient. Secure. Easy to do.
Pay one-time and recurring bills with MasterCard® and you could turn everyday expenses into rewards including airline tickets, gift cards, and merchandise.*
How do I make Bill Pay work for me?
GET INFORMED
Which companies accept MasterCard for payment?
SEARCH THE DIRECTORY
How quickly can I earn rewards?
CALCULATE
Use your MasterCard® card to pay your bills and
YOU COULD WIN $60,000

49 May 13, 2009 2009 Investment Community Meeting E-commerce: Online Channels Drive Growth

MasterCard
Worldwide

0:41 AM
1XEV
sday, May 13
Messages
Contacts
31
Calendar
Media
Mobile
Payments
10:41 AM
Photos
ATM Hunter
Maps
73°
Weather
Notes
Settings

50 May 13, 2009 2009 Investment Community Meeting
Mobile: The Right Partnership Approach
Who Controls the
Winning Strategy?
Hardware designers
Application writers
SIM chip manufacturers
Mobile network operators

MasterCard
Worldwide

Payment
Sent
MasterCard
Money
Send
Payment
Received
MasterCard
Money
Send

51 May 13, 2009 2009 Investment Community Meeting P2P: Building the Framework

52 May 13, 2009 2009 Investment Community Meeting
can allow you to own the space
can allow you to own the space
Applications
Applications
Identifying the ‘Sweet Spot’
Technology
Technology
make it all possible
make it all possible
Innovation
is what our
customers want…
Innovation
is what our
customers want…
speeds
convergence
speeds
convergence
Platforms
Platforms
…and it’s what we’re delivering.
…and it’s what we’re delivering.

May 13, 2009 Financial Perspective 2009 Investment Community Day Martina Hund-Mejean, Chief Financial Officer

Secular Shift from Cash and
Checks Continues Globally
2003 PCE
$22 trillion
2008 PCE
$33 trillion
Personal
Consumption
Expenditure
(PCE)
Estimated
to be
$38 trillion
By 2013
Checks
18%
Cash
47%
Electronic Payments
(Cards and EFT)
35%
Electronic Payments
(Cards and EFT)
45%
Cash
44%
Checks
11%
US 5.5%
ROW 10.5%
WW 8.8%
2003 - 2008 CAGR
US 1.5%
ROW 3.2%
WW 2.7%
2008 - 2013 CAGR ( Est)
Source:, Economist Intelligence
Unit, Euromonitor International

43.3
27.8
18.7
6.7
3.5
-10
50
US Europe APMEA LAC Canada
1Q09 Worldwide GDV Performance
%
Percentage Weight of 1Q09 MasterCard GDV
US Europe APMEA LAC Canada Worldwide
Local Currency Growth -8.0% 3.9% 16.1% 7.1% -0.3% 0.3%
USD Growth
-8.0% -16.1% 2.4% -16.0% -19.7% -9.7%

-10%
-5%
0%
5%
10%
15%
1Q08 2Q08 3Q08 4Q08 1Q09
US Gross Dollar Volume, Purchase
Volume & Retail Sales (1Q ‘07 – 1Q ‘09)
* Source: U.S. Department of Commerce (Unadjusted Retail & Food Services, excl. Auto)
US Retail
Sales*
MA Purchase
Volume
MA GDV

US Gross Dollar Volume - Credit and Debit
(1Q ’07 – 1Q ’09)
62%
38%
64%
36%
64%
36%
63%
37%
60%
40%
60%
40%
60%
40%
59%
41%
54%
46%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
MA
Debit
MA
Credit

Gasoline Volume Growth Scenarios - 2009
-50%
-40%
-30%
-20%
-10%
0%
10%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Impact of Lower Current Gas Prices on
2009 US Processed Volumes for Gas
Actual Scenarios
$3.00 /
gallon
$2.50 /
gallon
$2.10 /
gallon

0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
ROW Gross Dollar Volume, Purchase
Volume and Card Growth
(1Q ’07 – 1Q ’09)
Cards
Purchase
Volume*
GDV*
*Local currency basis

60 ROW Gross Dollar Volume Growth, by Region (1Q ’07 – 1Q ’09) -5% 0% 5% 10% 15% 20% 25% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 APMEA Latin America Europe Canada Local currency basis

Worldwide MasterCard Branded Cross Border
Volume and International Travel Growth
Source: International Air Transportation Association (IATA)
*Local currency basis
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
`
MA
Cross
Border*
IATA

62 Quarter-to-date Update • Processed volumes • Processed transactions • Cross border volume growth

Outlook for Full-Year 2009
•
Net revenue growth expected to fall below 12-15%
longer-term objective
–
Cross-border trends
–
Currency impact
–
Impact of deals on rebates & incentives
•
Total operating expenses expected to be flat to down
slightly, including impact of all severance charges
–
G&A
–
A&M
•
Thoughts on net income growth

Remain Committed to Our Longer-Term
Performance Objectives
•
Average annual net revenue growth of 12 – 15%
•
Annual Operating Margin improvement of 3 - 5 ppt
•
Average annual net income growth of 20 – 30%
•
Key assumptions
–
Constant FX rate
–
Effective annual tax rate of 35%

Strong Capital Position
•
Solid balance sheet
•
Healthy cash flow
generation
•
Flexibility for strategic
investments
•
Returned excess cash to shareholders primarily through
share repurchases
–
Completed $1.25 billion share repurchase program in 2008
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2004 2005 2006 2007 2008
Book Equity Cash & Investments

66 In Summary • Committed to our longer-term objectives • Current environment • Realizing our potential

May 13, 2009 Question & Answer Session 2009 Investment Community Meeting